							       AIRPLANES Group
							Report to Certificateholders
						 All Numbers in US$ unless otherwise stated

Payment Date: 15 October, 1996.
Calculation Date: 8 October, 1996.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
														     Balance on
								Prior Balance       Deposits       Withdrawals     Calculation Date
								  10-Sep-96                                            8-Oct-96
Lessee Funded Account                                                    0.00              0.00            (0.00)              0.00
Expense Account (note ii)                                       24,391,961.44     14,116,986.39   (14,290,606.59)     24,218,341.24
Collection Account (note iii)                                  238,400,404.20     51,562,141.68   (61,503,404.20)    228,459,141.68
-  Miscellaneous Reserve                                        40,000,000.00                                         40,000,000.00
-  Maintenance Reserve                                          80,000,000.00                                         80,000,000.00
-  Security Deposit                                             56,905,000.00                                         56,897,000.00
-  Other Collections                                            61,495,404.20                                         51,562,141.68
							       --------------     -------------    -------------     --------------
Total                                                          262,792,365.64     65,679,128.07   (75,794,010.79)    252,677,482.92
							       ==============     =============    =============     ==============

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

Balance on preceding Calculation Date (September 10,1996)       24,391,961.44
Transfer from Collection Account (previous Payment Date)        14,000,000.00
Interest Earned during period                                      116,986.39
Payments during period between prior Calculation Date
  and the relevant Calculation Date:
- Payments on previous Payment Date                             (2,749,582.02)
- Other payments                                               (11,541,024.57)
								-------------
Balance on relevant Calculation Date (October 8, 1996)          24,218,341.24
								=============

(iii)     ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

Balance on preceding Calculation Date (September 10, 1996)     238,400,404.20
Collections during period                                       51,562,141.68
Transfer to Expense Account (previous Payment Date)            (14,000,000.00)
Net transfer to Lessee Funded Accounts                                   0.00
Aggregate Certificate Payments (previous Payment Date)         (47,116,669.39)
Swap payments (previous Payment Date)                             (386,734.81)
							       --------------
Balance on relevant Calculation Date (October 8, 1996)         228,459,141.68
							       ==============


(iii)     ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
  Priority of Payments
    (i)  Required Expense Amount                             40,218,341.24
   (ii)  a) Class A Interest                                 13,103,582.54
	 b) Swap Payments                                       693,902.71
  (iii) First Collection Account Top-up                     120,000,000.00
   (iv) Minimum Hedge Payment                                    55,000.00
    (v) Class A Minimum Principal                                     0.00
   (vi) Class B Interest                                      1,955,493.53
  (vii) Class B Minimum Principal                             1,114,065.00
 (viii) Class C Interest                                      2,546,875.00
   (ix) Class D Interest                                      3,625,000.00
    (x) Second Collection Account Top-up                     56,897,000.00
   (xi) Class A Principal Adjustment Amount                           0.00
  (xii) Class C Scheduled Principal                                   0.00
 (xiii) Class D Scheduled Principal                                   0.00
  (xiv) Modification Payments                                         0.00
   (xv) Soft Bullet Note Step-up Interest                             0.00
  (xvi) Class E Minimum Interest                                492,684.17
 (xvii) Supplemental Hedge Payment                               55,000.00
(xviii) Class B Supplemental Principal                                0.00
  (xix) Class A Supplemental Principal                       11,920,538.73
   (xx) Class D Outstanding Principal                                 0.00
  (xxi) Class C Outstanding Principal                                 0.00
 (xxii) Class E Supplemental Interest                                 0.00
(xxiii) Class B Outstanding Principal                                 0.00
 (xxiv) Class A Outstanding Principal                                 0.00
  (xxv) Class E Accrued Unpaid Interest                               0.00
 (xxvi) Class E Outstanding Principal                                 0.00
(xxvii) Charitable Trust                                              0.00
							    --------------
Total Payments with respect to Payment Date                 252,677,482.92
      Less Collection Account Top-Ups ((iii) and (x)above) (176,897,000.00)
							    --------------
							     75,780,482.92
							    ==============




(iv) PAYMENT ON THE CERTIFICATES

(a)  FLOATING RATE CERTIFICATES             A-1            A-2              A-3            A-4              A-5         Class B
     Applicable LIBOR                   5.50391%       5.50391%         5.50391%       5.50391%         5.50391%        5.50391%
     Applicable Margin                  0.25000%       0.32000%         0.47000%       0.62000%         0.35000%        1.10000%
     Applicable Interest Rate           5.75391%       5.82391%         5.97391%       6.12391%         5.85391%        6.60391%
     Interest Amount Payable        3,939,830.04   3,518,612.29     2,406,158.19     986,629.94     2,252,352.08    1,955,493.53
     Step Up Interest Amount                0.00           0.00             0.00           0.00             0.00            0.00

     Opening Principal Balance    850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00  477,633,458.07  367,586,658.00
     Minimum Principal
       Payment Amount                       0.00            0.00            0.00            0.00            0.00    1,114,065.00
     Adjusted Principal
       Payment Amount                       0.00            0.00            0.00            0.00            0.00            0.00
     Supplemental Principal
       Payment Amount                       0.00            0.00            0.00            0.00   11,920,538.73            0.00
     Total Principal
       Distribution Amount                  0.00            0.00            0.00            0.00   11,920,538.73    1,114,065.00
     Redemption Amount
      - amount allocable
	  to principal                      0.00            0.00            0.00            0.00            0.00            0.00
      - premium allocable         --------------  --------------  --------------  --------------  --------------  --------------
	  to premium                        0.00            0.00            0.00            0.00            0.00            0.00
     Outstanding Principal
       Balance (Oct 15, 1996)     850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00  465,712,919.34  366,472,593.00
				  ==============  ==============  ==============  ==============  ==============  ==============


(b)  FIXED RATE CERTIFICATES                                                 Class C            Class D
     Applicable Interest Rate                                                 8.1500%          10.8750%
     Interest Amount Payable                                             2,546,875.00      3,625,000.00

     Opening Principal Balance                                         375,000,000.00    400,000,000.00
     Scheduled Principal Payment Amount                                          0.00              0.00
     Redemption Amount
     - amount allocable to principal                                             0.00              0.00
     - amount allocable to premium                                               0.00              0.00
    Pool Factors and scheduled dollar amount for each class                      0.00              0.00
								       --------------    --------------
	  Outstanding Principal Balance (Oct 15, 1996)                 375,000,000.00    400,000,000.00
								       ==============    ==============


Table of rescheduled Pool Factors                                                 n/a               n/a
in the event of a partial redemption



(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD  (Aggregate Amounts)
				  A-1        A-2        A-3        A-4        A-5    Class B
Applicable LIBOR             5.38281%   5.38281%   5.38281%   5.38281%   5.38281%   5.38281%
Applicable Margin            0.25000%   0.32000%   0.47000%   0.62000%   0.35000%   1.10000%
Applicable Interest Rate     5.63281%   5.70281%   5.85281%   6.00281%   5.73281%   6.48281%


(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)  FLOATING RATE CERTIFICATES

					      A-1        A-2        A-3        A-4        A-5    Class B
Opening Principal Amount                 8,500.00   7,500.00   5,000.00   2,000.00   4,776.33   3,675.87
Total Principal Payments                     0.00       0.00       0.00       0.00     119.21      11.14
					 --------   --------   --------   --------   --------   --------
Closing Outstanding Principal Balance    8,500.00   7,500.00   5,000.00   2,000.00   4,657.13   3,664.73

Total Interest                              39.40      35.19      24.06       9.87      22.52      19.55
Total Premium                                0.00       0.00       0.00       0.00       0.00       0.00


(b)  FIXED RATE CERTIFICATES
						  Class C     Class D

Opening Principal Amount                         3,750.00    4,000.00
Total Principal Payments                             0.00        0.00
						 --------    --------
Outstanding Principal Balance                    3,750.00    4,000.00

Total Interest                                      25.47       36.25
Total Premium                                        0.00        0.00


</DCOUMENT>